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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 31, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

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
           MICHIGAN                      0-452                   38-1093240
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

       100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                            49286
(Address of principal executive offices)                              (Zip Code)
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       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On August 31, 2007, we completed our previously announced sale transaction with Regal Beloit Corporation, selling Regal Beloit the majority of our Electrical Components business operations for $220 million in cash. The gross selling price was reduced at closing to account for amounts held in escrow pending resolution of working capital and warranty adjustments. The operations sold included the Residential & Commercial Motors and Asia Pacific divisions of our Fasco business unit, which accounted for about 70% of Electrical Components sales in 2006.

     We used the proceeds of the transaction to pay in full the debt associated with our second lien credit agreement as well as the majority of our outstanding first lien debt.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On August 31, 2007, we issued a press release announcing the sale described in Item 2.01. We are furnishing a copy as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed or furnished with this report:

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
Exhibit No.   Description
-----------   -----------
2             Purchase Agreement dated as of July 3, 2007 among Regal Beloit
              Corporation, Tecumseh Products Company, Fasco Industries, Inc.,
              and Motores Fasco de Mexico, S. de R.L. de C.V. [NOTE: Schedules,
              annexes, and exhibits are omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule, annex, or exhibit to the Securities and Exchange Commission upon request.]

99.1          Press release issued August 31, 2007
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: September 7, 2007                 By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

NOTE: The information in Item 7.01 of this report and the related exhibit
(Exhibit 99.1) is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
2             Purchase Agreement dated as of July 3, 2007 among Regal Beloit
              Corporation, Tecumseh Products Company, Fasco Industries, Inc.,
              and Motores Fasco de Mexico, S. de R.L. de C.V. [NOTE: Schedules,
              annexes, and exhibits are omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule, annex, or exhibit to the Securities and Exchange Commission upon request.]

99.1          Press release issued August 31, 2007
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